CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 17, 2000 included in Datatec System, Inc.'s Form 10-K for the year ended April 30, 2000 and to all references to our Firm included in this registration statement.


                                        /s/ ARTHUR ANDERSEN LLP
                                        -------------------------------------
                                            ARTHUR ANDERSEN LLP


Roseland, New Jersey
November 17, 2000